                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  August 12, 2002
                                         ----------------
                        (Date of earliest event reported)


                         TRAVELCENTERS OF AMERICA, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                     333-52442                36-3856519
----------------------------        ---------------          -----------------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                file number)           identification no.)



       24601 Center Ridge Road, Suite 200, Westlake, Ohio          44145-5639
--------------------------------------------------------------------------------
            (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (440) 808-9100
                                                     ----------------



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.


Exhibit
Number                                     Exhibit
------      -------------------------------------------------------------------
  99.1      Statement Under Oath of Principal Executive Officer Regarding Facts
            and Circumstances Relating to Exchange Act Filings dated August 12,
            2002

  99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002

ITEM 9.         REGULATION FD DISCLOSURE

         On August 12, 2002, each of the Principal Executive Officer and Principal Financial Officer of TravelCenters of America, Inc. submitted to the Securities and Exchange Commission sworn statements in accordance with the SEC's June 27, 2002 Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

         The information in Exhibits 99.1 and 99.2 is incorporated herein by reference.































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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRAVELCENTERS OF AMERICA, INC.



                                   By:  /s/   James W. George
                                        ----------------------------------------
                                        James W. George
                                        Senior Vice President
                                        and Chief Financial Officer




Date:  August 15, 2002



























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EXHIBIT INDEX

  Exhibit
  Number                             Exhibit
  ------  -------------------------------------------------------------------
  99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002

  99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002


























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